UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 22, 2021

Date of Report (Date of earliest event reported)

MANA CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41097	87-0925574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 The Green, Suite 12490, Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (302) 281-2147

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.00001,
one redeemable warrant to purchase one-half of one share of common stock and one right to acquire 1/7th of one share of common stock	MAAQU	The Nasdaq Stock Market LLC
Common Stock, par value $0.00001	MAAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half of one share of common stock	MAAQW	The Nasdaq Stock Market LLC
Rights, each to receive one-seventh (1/7) of one share of common stock	MAAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 22, 2021, the registration statement on Form S-1 (File No. 333-260360), initially filed by Mana Capital Acquisition Corp., a Delaware corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “Commission”) on October 19, 2021, as amended (the “Registration Statement”), relating to the initial public offering of the Company (the “IPO”) was declared effective by the Commission.

On November 26, 2021, the Company consummated the IPO of 6,200,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.00001 per share (the “Common Stock”), one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share, subject to adjustment, and one right to receive one-seventh (1/7) of one share of Common Stock upon the consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $62,000,000. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 930,000 additional Units to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

●	An Underwriting Agreement, dated November 22, 2021, by and between the Company and Ladenburg Thalmann & Co., Inc. (“Ladenburg Thalmann”), as representative of the underwriters, and I-Bankers Securities, Inc., a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated November 22, 2021, by and among the Company, Ladenburg Thalmann, and I-Bankers Securities, Inc., a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated November 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated November 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	A Letter Agreement, dated November 22, 2021 (the “First Letter Agreement”), by and among the Company, its independent directors and the Company’s sponsor, Mana Capital LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated November 22, 2021 (the “Second Letter Agreement”), by and between the Company and its chief executive officer, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated November 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated November 22, 2021, by and among the Company, the Sponsor and the other holders party thereto, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Stock Escrow Agreement, dated November 22, 2021, by and among the Company, the Sponsor, Continental Stock Transfer & Trust Company, and the other holders party thereto, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Private Placement Warrant Purchase Agreement, dated November 19, 2021, by and between the Company and the Sponsor (the “Warrant Purchase Agreement”), a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

The material terms and conditions of the above agreements of the Company are fully described in the Company’s Registration Statement as filed with the Securities and Exchange Commission.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Warrant Purchase Agreement the Company completed the private sale of an aggregate of 2,500,000 warrants (the “Sponsor Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Sponsor Private Placement Warrant, generating gross proceeds to the Company of $2,500,000 (the “Private Placement”). The Sponsor Private Placement Warrants are identical to the Warrants sold in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Sponsor Private Placement Warrants, (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933 (as amended, the “Securities Act”) in reliance upon Section 4(a)(2) of the Securities Act.

The Sponsor previously advanced expenses or loaned the Company the sum of $125,872, evidenced by a note dated as of June 11, 2021 (as previously filed as Exhibit 10.5 to the Registration Statement). In connection with the completion of the IPO, the Sponsor instructed the Company to offset repayment of the amount outstanding under the note with a corresponding portion of the purchase price for the Sponsor Private Placement Warrants.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 22, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Charter is qualified in its entirety by reference to the full text of the Amended Charter, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

As of November 26, 2021, a total of $62,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 9 months from the closing of the IPO (or up to 21 months, if extended) or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it has not completed its initial business combination within 9 months from the closing of the IPO (or up to 21 months, if extended), subject to applicable law.

An audited balance sheet as of November 26, 2021 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the sale of the Sponsor Private Placement Warrants will be included on a Current Report on Form 8-K which is anticipated to be filed by the Company within four (4) business days of the consummation of the IPO.

On November 22, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 26, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 22, 2021, by and among the Company and Ladenburg Thalmann & Co., Inc. as representative of the underwriters, and I-Bankers Securities, Inc.
1.2	Business Combination Marketing Agreement, dated November 22, 2021, by and among the Company, Ladenburg Thalmann, and I-Bankers Securities, Inc.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated November 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
4.2	Rights Agreement, dated November 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.
10.1	Letter Agreement, dated November 22, 2021, by and among the Company, its independent directors and the Sponsor.
10.2	Letter Agreement, dated November 22, 2021, by and between the Company and its chief executive officer.
10.3	Investment Management Trust Agreement, dated November 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.4	Registration Rights Agreement, dated November 22, 2021, by and among the Company, the Sponsor and the other holders party thereto.
10.5	Stock Escrow Agreement, dated November 22, 2021, by and among the Company, the Sponsor, Continental Stock Transfer & Trust Company, and the other holders party thereto.
10.6	Private Placement Warrant Purchase Agreement, dated November 19, 2021, by and between the Company and the Sponsor.
99.1	Press Release, dated November 22, 2021.
99.2	Press Release, dated November 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Mana Capital Acquisition Corp.

Dated: November 26, 2021	By:	/s/ Jonathan Intrater
	Name:	Jonathan Intrater
	Title:	Chief Executive Officer